                                                                    EXHIBIT 20.1

                  ARCADIA AUTOMOBILE RECEIVABLES TRUST 1998 - A


                         MONTHLY SERVICER'S CERTIFICATE




        Accounting Date:                            April 30, 1999
                                           -----------------------
        Determination Date:                            May 7, 1999
                                           -----------------------
        Distribution Date:                            May 17, 1999
                                           -----------------------
        Monthly Period Ending:                      April 30, 1999
                                           -----------------------


         This Certificate is delivered pursuant to Section 3.9 of the Sale and Servicing Agreement, dated as of March 1, 1998, among Arcadia Automobile Receivables Trust, 1998-A (the "Trust"), Arcadia Receivables Finance Corp., as seller, Arcadia Financial Ltd., in its individual capacity and as Servicer, and Norwest Bank Minnesota, National Association, as Backup Servicer (the "Sale and Servicing Agreement"). Terms used and not otherwise defined herein have the meaning assigned them in the Sale and Servicing Agreement.

         Arcadia Financial Ltd., as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Monthly Period set forth above.


    I.     Collection Account Summary

           Available Funds:
                      Payments Received                                                    $14,939,647.10
                      Liquidation Proceeds (excluding Purchase Amounts)                     $1,563,336.48
                      Current Monthly Advances                                                 182,650.62
                      Amount of withdrawal, if any, from the Spread Account                         $0.00
                      Monthly Advance Recoveries                                              (176,148.17)
                      Purchase Amounts-Warranty and Administrative Receivables                      $0.00
                      Purchase Amounts - Liquidated Receivables                                     $0.00
                      Income from investment of funds in Trust Accounts                        $68,220.09
                                                                                          ----------------
           Total Available Funds                                                                              $16,577,706.12
                                                                                                             ================

           Amounts Payable on Distribution Date:
                      Reimbursement of Monthly Advances                                             $0.00
                      Backup Servicer Fee                                                           $0.00
                      Basic Servicing Fee                                                     $395,940.51
                      Trustee and other fees                                                        $0.00
                      Class A-1  Interest Distributable Amount                                      $0.00
                      Class A-2  Interest Distributable Amount                                $438,296.04
                      Class A-3  Interest Distributable Amount                                $694,970.83
                      Class A-4  Interest Distributable Amount                                $501,525.00
                      Class A-5  Interest Distributable Amount                                $265,125.00
                      Noteholders' Principal Distributable Amount                          $12,611,891.63
                      Amounts owing and not paid to Security Insurer under
                         Insurance Agreement                                                        $0.00
                      Supplemental Servicing Fees (not otherwise paid to Servicer)                  $0.00
                      Spread Account Deposit                                                $1,669,957.11
                                                                                          ----------------
           Total Amounts Payable on Distribution Date                                                         $16,577,706.12
                                                                                                             ================


                                 Page 1 (1998-A)

   II.     Available Funds

           Collected Funds (see V)
                         Payments Received                                                 $14,939,647.10
                         Liquidation Proceeds (excluding Purchase Amounts)                  $1,563,336.48     $16,502,983.58
                                                                                          ----------------

           Purchase Amounts                                                                                            $0.00

           Monthly Advances
                         Monthly Advances - current Monthly Period (net)                        $6,502.45
                         Monthly Advances - Outstanding Monthly Advances
                            not otherwise reimbursed to the Servicer                                $0.00          $6,502.45
                                                                                          ----------------

           Income from investment of funds in Trust Accounts                                                      $68,220.09
                                                                                                             ----------------

           Available Funds                                                                                    $16,577,706.12
                                                                                                             ================

   III.    Amounts Payable on Distribution Date

           (i)(a)     Taxes due and unpaid with respect to the Trust
                      (not otherwise paid by OFL or the Servicer)                                                      $0.00

           (i)(b)     Outstanding Monthly Advances (not otherwise reimbursed
                      to Servicer and to be reimbursed on the Distribution Date)                                       $0.00

           (i)(c)     Insurance Add-On Amounts (not otherwise reimbursed to Servicer)                                  $0.00

           (ii)       Accrued and unpaid fees (not otherwise paid by OFL or the
                      Servicer):
                                         Owner Trustee                                              $0.00
                                         Administrator                                              $0.00
                                         Indenture Trustee                                          $0.00
                                         Indenture Collateral Agent                                 $0.00
                                         Lockbox Bank                                               $0.00
                                         Custodian                                                  $0.00
                                         Backup Servicer                                            $0.00
                                         Collateral Agent                                           $0.00              $0.00
                                                                                          ----------------

           (iii)(a)   Basic Servicing Fee (not otherwise paid to Servicer)                                       $395,940.51

           (iii)(b)   Supplemental Servicing Fees (not otherwise paid to Servicer)                                     $0.00

           (iii)(c)   Servicer reimbursements for mistaken deposits or postings of checks
                      returned for insufficient funds (not otherwise reimbursed to Servicer)                           $0.00

           (iv)       Class A-1 Interest Distributable Amount                                                          $0.00
                      Class A-2 Interest Distributable Amount                                                    $438,296.04
                      Class A-3 Interest Distributable Amount                                                    $694,970.83
                      Class A-4 Interest Distributable Amount                                                    $501,525.00
                      Class A-5 Interest Distributable Amount                                                    $265,125.00

           (v)        Noteholders' Principal Distributable Amount
                                         Payable to Class A-1 Noteholders                                              $0.00
                                         Payable to Class A-2 Noteholders                                     $12,611,891.63
                                         Payable to Class A-3 Noteholders                                              $0.00
                                         Payable to Class A-4 Noteholders                                              $0.00
                                         Payable to Class A-5 Noteholders                                              $0.00

           (vii)      Unpaid principal balance of the Class A-1 Notes after
                      deposit to the Note Distribution Account of any funds in
                      the Class A-1 Holdback Subaccount (applies only on the
                      Class A-1 Final Scheduled Distribution Date)                                                     $0.00

           (ix)       Amounts owing and not paid to Security Insurer under Insurance Agreement                         $0.00
                                                                                                             ----------------

                      Total amounts payable on Distribution Date                                              $14,907,749.01
                                                                                                             ================


                                 Page 2 (1998-A)

   IV.     Calculation of Credit Enhancement Fee ("Spread Account Deposit");
           withdrawal from Reserve Account; Deficiency Claim Amount; Pre-Funding
           Account Shortfall and Class A-1 Maturity Shortfall

           Spread Account deposit:

                         Amount of excess, if any, of Available Funds over total amounts payable (or
                         amount of such excess up to the Spread Account Maximum Amount)                        $1,669,957.11

           Reserve Account Withdrawal on any Determination Date:

                         Amount of excess, if any, of total amounts payable over Available Funds
                         (excluding amounts payable under item (vii) of Section III)                                   $0.00

                         Amount available for withdrawal from the Reserve Account (excluding the
                         Class A-1 Holdback Subaccount), equal to the difference between the amount on deposit in the Reserve Account and the Requisite Reserve Amount
                         (amount on deposit in the Reserve Account calculated taking into account any withdrawals from or deposits to the Reserve Account in respect
                         of transfers of Subsequent Receivables)                                                       $0.00

                         (The amount of excess of the total amounts payable (excluding amounts payable under item (vii) of Section III) payable over Available Funds shall be withdrawn by the Indenture Trustee from the Reserve Account (excluding the Class A-1 Holdback Subaccount) to the extent of the funds available for withdrawal from in the Reserve Account, and deposited in the Collection
                         Account.)

                         Amount of withdrawal, if any, from the Reserve Account                                        $0.00

           Reserve Account Withdrawal on Determination Date for Class A-1 Final Scheduled Distribution
           Date:

                         Amount by which (a) the remaining principal balance of the Class A-1 Notes exceeds (b) Available Funds after payment of amounts set forth in item (v)
                         of Section III                                                                                $0.00

                         Amount available in the Class A-1 Holdback Subaccount                                         $0.00

                         (The amount by which the remaining principal balance of the Class A-1 Notes exceeds Available Funds (after payment of amount set forth in item (v) of
                         Section III) shall be withdrawn by the Indenture Trustee from the Class A-1
                         Holdback Subaccount, to the extent of funds available for withdrawal from the Class A-1 Holdback Subaccount, and deposited in the Note Distribution
                         Account for payment to the Class A-1 Noteholders)

                         Amount of withdrawal, if any, from the Class A-1 Holdback Subaccount                          $0.00

           Deficiency Claim Amount:

                         Amount of excess, if any, of total amounts payable over funds available for withdrawal from Reserve Amount, the Class A-1 Holdback Subaccount and
                         Available Funds                                                                               $0.00

                         (on the Class A-1 Final Scheduled Distribution Date, total amounts payable will not include the remaining principal balance of the Class A-1 Notes after giving effect to payments made under items (v) and (vii) of Section
                         III and pursuant to a withdrawal from the Class A-1 Holdback Subaccount)

           Pre-Funding Account Shortfall:

                         Amount of excess, if any, on the Distribution Date on or immediately following the end of the Funding Period, of (a) the sum of the Class A-1
                         Prepayment Amount, the Class A-2 Prepayment Amount, the Class A-3 Prepayment
                         Amount, the Class A-4 Prepayment Amount, the Class A-5 Prepayment Amount
                         over (b) the amount on deposit in the Pre-Funding Account                                     $0.00

           Class A-1 Maturity Shortfall:

                      Amount of excess, if any, on the Class A-1 Final Scheduled Distribution Date, of (a)
                      the unpaid principal balance of the Class A-1 Notes over (b) the sum of the amounts deposited in the Note Distribution Account under item (v) and (vii) of Section III or
                      pursuant to a withdrawal from the Class A-1 Holdback Subaccount.                                 $0.00

           (In the event a Deficiency Claim Amount, Pre-Funding Account
           Shortfall or Class A-1 Maturity Shortfall exists, the Trustee shall deliver a Deficiency Notice to the Collateral Agent, the Security
           Insurer, the Fiscal Agent, if any, the Owner Trustee and the Servicer specifying the Deficiency Claim Amount, the Pre-Funding Account
           Shortfall or the Class A-1 Maturity Shortfall.)


                                 Page 3 (1998-A)

    V.     Collected Funds

           Payments Received:
                         Supplemental Servicing Fees                                                $0.00
                         Amount allocable to interest                                        5,073,855.45
                         Amount allocable to principal                                       9,865,791.65
                         Amount allocable to Insurance Add-On Amounts                               $0.00
                         Amount allocable to Outstanding Monthly Advances
                            (reimbursed to the Servicer prior to deposit
                            the Collection Account)                                                 $0.00
                                                                                          ----------------

           Total Payments Received                                                                            $14,939,647.10

           Liquidation Proceeds:
                         Gross amount realized with respect to Liquidated Receivables        1,564,424.30

                         Less: (i) reasonable expenses incurred by Servicer
                            in connection with the collection of such Liquidated
                            Receivables and the repossession and disposition
                            of the related Financed Vehicles and (ii) amounts
                            required to be refunded to Obligors on such Liquidated
                            Receivables                                                         (1,087.82)
                                                                                          ----------------

           Net Liquidation Proceeds                                                                            $1,563,336.48

           Allocation of Liquidation Proceeds:
                         Supplemental Servicing Fees                                                $0.00
                         Amount allocable to interest                                               $0.00
                         Amount allocable to principal                                              $0.00
                         Amount allocable to Insurance Add-On Amounts                               $0.00
                         Amount allocable to Outstanding Monthly Advances
                            (reimbursed to the Servicer prior to deposit
                            in the Collection Account)                                              $0.00              $0.00
                                                                                          ----------------   ----------------

           Total Collected Funds                                                                              $16,502,983.58
                                                                                                             ================

   VI.     Purchase Amounts Deposited in Collection Account

           Purchase Amounts - Warranty Receivables                                                                     $0.00
                         Amount allocable to interest                                               $0.00
                         Amount allocable to principal                                              $0.00
                         Amount allocable to Outstanding Monthly Advances (reimbursed
                            to the Servicer prior to deposit in the Collection Account)             $0.00

           Purchase Amounts - Administrative Receivables                                                               $0.00
                         Amount allocable to interest                                               $0.00
                         Amount allocable to principal                                              $0.00
                         Amount allocable to Outstanding Monthly Advances (reimbursed
                            to the Servicer prior to deposit in the Collection Account)             $0.00
                                                                                          ----------------

           Total Purchase Amounts                                                                                      $0.00
                                                                                                             ================

   VII.    Reimbursement of Outstanding Monthly Advances

           Outstanding Monthly Advances                                                                          $391,246.78

           Outstanding Monthly Advances reimbursed to the Servicer prior to deposit in the Collection Account from:
                         Payments received from Obligors                                     ($176,148.17)
                         Liquidation Proceeds                                                       $0.00
                         Purchase Amounts - Warranty Receivables                                    $0.00
                         Purchase Amounts - Administrative Receivables                              $0.00
                                                                                          ----------------

           Outstanding Monthly Advances to be netted against Monthly
              Advances for the current Monthly Period                                                           ($176,148.17)

           Outstanding Monthly Advances to be reimbursed out of
              Available Funds on the Distribution Date                                                          ($176,148.17)

           Remaining Outstanding Monthly Advances                                                                $215,098.61

           Monthly Advances - current Monthly Period                                                             $182,650.62
                                                                                                             ----------------

           Outstanding Monthly Advances - immediately following the Distribution Date                            $397,749.23
                                                                                                             ================


                         Page 4 (1998-A)

  VIII.    Calculation of Interest and Principal Payments
           A.  Calculation of Principal Distribution Amount

                      Payments received allocable to principal                                                   $9,865,791.65
                      Aggregate of Principal Balances as of the Accounting Date of all
                         Receivables that became Liquidated Receivables
                         during the Monthly Period                                                               $2,746,099.98
                      Purchase Amounts - Warranty Receivables allocable to principal                                     $0.00
                      Purchase Amounts - Administrative Receivables allocable to principal                               $0.00
                      Amounts withdrawn from the Pre-Funding Account                                                     $0.00
                      Cram Down Losses                                                                                   $0.00
                                                                                                               ----------------

                      Principal Distribution Amount                                                             $12,611,891.63
                                                                                                               ================

           B.  Calculation of Class A-1 Interest Distributable Amount

                      Class A-1 Monthly Interest Distributable Amount:

                      Outstanding principal balance of the Class A-1 Notes (as of the immediately preceding Distribution Date after distributions
                         of principal to Class A-1 Noteholders on such Distribution Date)             $0.00

                      Multiplied by the Class A-1 Interest Rate                                       5.628%

                      Multiplied by actual days in the period or in the case of the first
                         Distribution Date, by 21/360                                          0.0888888960              $0.00
                                                                                            ----------------

                      Plus any unpaid Class A-1 Interest Carryover Shortfall                                             $0.00
                                                                                                               ----------------

                      Class A-1 Interest Distributable Amount                                                            $0.00
                                                                                                               ================

           C.  Calculation of Class A-2 Interest Distributable Amount

                      Class A-2 Monthly Interest Distributable Amount:

                      Outstanding principal balance of the Class A-2 Notes (as of the immediately preceding Distribution Date after distributions
                         of principal to Class A-2 Noteholders on such Distribution Date)    $85,947,889.84

                      Multiplied by the Class A-2 Interest Rate                                       5.737%

                      Multiplied by actual days in the period or in the case of the first
                         Distribution Date, by 21/360                                          0.0888888960        $438,296.04
                                                                                            ----------------

                      Plus any unpaid Class A-2 Interest Carryover Shortfall                                             $0.00
                                                                                                               ----------------

                      Class A-2 Interest Distributable Amount                                                      $438,296.04
                                                                                                               ================

           D.  Calculation of Class A-3 Interest Distributable Amount

                      Class A-3 Monthly Interest Distributable Amount:

                      Outstanding principal balance of the Class A-3 Notes (as of the immediately preceding Distribution Date after distributions
                         of principal to Class A-3 Noteholders on such Distribution Date)   $141,350,000.00

                      Multiplied by the Class A-3 Interest Rate                                       5.900%

                      Multiplied by 1/12 or in the case of the first Distribution Date,
                         by 20/360                                                               0.08333333        $694,970.83
                                                                                            ----------------

                      Plus any unpaid Class A-3 Interest Carryover Shortfall                                             $0.00
                                                                                                               ----------------

                      Class A-3 Interest Distributable Amount                                                      $694,970.83
                                                                                                               ================

           E.  Calculation of Class A-4 Interest Distributable Amount

                      Class A-4 Monthly Interest Distributable Amount:

                      Outstanding principal balance of the Class A-4 Notes (as of the immediately preceding Distribution Date after distributions
                         of principal to Class A-4 Noteholders on such Distribution Date)   $100,305,000.00

                      Multiplied by the Class A-4 Interest Rate                                       6.000%

                      Multiplied by 1/12 or in the case of the first Distribution Date,
                         by 20/360                                                               0.08333333        $501,525.00
                                                                                            ----------------

                      Plus any unpaid Class A-4 Interest Carryover Shortfall                                             $0.00
                                                                                                               ----------------

                      Class A-4 Interest Distributable Amount                                                      $501,525.00
                                                                                                               ================


                                 Page 5 (1998-A)

           F.  Calculation of Class A-5 Interest Distributable Amount

                      Class A-5 Monthly Interest Distributable Amount:

                      Outstanding principal balance of the Class A-5 Notes (as of the immediately preceding Distribution Date after distributions
                         of principal to Class A-5 Noteholders on such Distribution Date)     $52,500,000.00

                      Multiplied by the Class A-5 Interest Rate                                        6.060%

                      Multiplied by 1/12 or in the case of the first Distribution Date,
                         by 20/360                                                                0.08333333        $265,125.00
                                                                                             ----------------

                      Plus any unpaid Class A-5 Interest Carryover Shortfall                                              $0.00
                                                                                                                ----------------

                      Class A-5 Interest Distributable Amount                                                       $265,125.00
                                                                                                                ================


           G.  Calculation of Noteholders' Interest Distributable Amount

                      Class A-1 Interest Distributable Amount                                          $0.00
                      Class A-2 Interest Distributable Amount                                    $438,296.04
                      Class A-3 Interest Distributable Amount                                    $694,970.83
                      Class A-4 Interest Distributable Amount                                    $501,525.00
                      Class A-5 Interest Distributable Amount                                    $265,125.00

                      Noteholders' Interest Distributable Amount                                                  $1,899,916.87
                                                                                                                ================

           H.  Calculation of Noteholders' Principal Distributable Amount:

                      Noteholders' Monthly Principal Distributable Amount:

                      Principal Distribution Amount                                           $12,611,891.63

                      Multiplied by Noteholders' Percentage ((i) for each Distribution Date before the principal balance of the Class A-1 Notes is reduced to zero, 100%, (ii) for the Distribution Date on which the principal balance of the Class A-1 Notes is reduced to zero, 100% until the principal balance of the Class A-1 Notes is reduced to zero and with respect to any remaining portion of the Principal
                         Distribution Amount, the initial principal balance of the Class
                         A-2 Notes over the Aggregate Principal Balance (plus any funds remaining on deposit in the Pre-Funding Account) as of the
                         Accounting Date for the preceding Distribution Date minus that portion of the Principal Distribution Amount applied to retire the
                         Class A-1 Notes and (iii) for each Distribution Date thereafter, outstanding principal balance of the Class A-2 Notes on the
                         Determination Date over the Aggregate Principal Balance (plus any funds remaining on deposit in the Pre-Funding Account) as of the
                         Accounting Date for the preceding Distribution Date)                         100.00%    $12,611,891.63
                                                                                             ----------------
                      Unpaid Noteholders' Principal Carryover Shortfall                                                   $0.00
                                                                                                                ----------------

                      Noteholders' Principal Distributable Amount                                                $12,611,891.63
                                                                                                                ================

           I.  Application of Noteholders' Principal Distribution Amount:

                      Amount of Noteholders' Principal Distributable Amount payable to
                      Class A-1 Notes (equal to entire Noteholders' Principal
                      Distributable Amount until the principal balance of the Class A-1
                      Notes is reduced to zero)                                                                           $0.00
                                                                                                                ================

                      Amount of Noteholders' Principal Distributable Amount payable to
                      Class A-2 Notes (no portion of the Noteholders' Principal
                      Distributable Amount is payable to the Class A-2 Notes until the principal balance of the Class A-1 Notes has been reduced to zero;
                      thereafter, equal to the entire Noteholders' Principal Distributable
                      Amount)                                                                                    $12,611,891.63
                                                                                                                ================

                                 Page 6 (1998-A)

   IX.     Pre-Funding Account

           A.  Withdrawals from Pre-Funding Account:

           Amount on deposit in the Pre-Funding Account as of the preceding
              Distribution Date or, in the case of the first Distribution Date, as of the Closing Date
                                                                                                                       $0.00

                                                                                                             ----------------
                                                                                                                       $0.00
                                                                                                             ================

           Less: withdrawals from the Pre-Funding Account in respect of transfers of Subsequent Receivables to the Trust occurring on a
              Subsequent Transfer Date (an amount equal to (a) $0 (the aggregate
              Principal Balance of Subsequent Receivables transferred to the
              Trust) plus (b) $0 (an amount equal to $0 multiplied by (A) one less (B)((i) the Pre-Funded Amount after giving effect to transfer
              of Subsequent Receivables over (ii) $0))                                                                 $0.00

           Less:  any amounts remaining on deposit in the Pre-Funding Account in the case of the May 1998 Distribution Date or in the case the amount on deposit in the Pre-Funding Account has been Pre-Funding
              Account has been reduced to $100,000 or less as of the
              Distribution Date (see B below)                                                                          $0.00
                                                                                                             ----------------

           Amount remaining on deposit in the Pre-Funding Account after
              Distribution Date
                                                                                                    $0.00
                                                                                          ----------------
                                                                                                                       $0.00
                                                                                                             ================

           B. Distributions to Noteholders from certain withdrawals from the Pre-Funding Account:

           Amount withdrawn from the Pre-Funding Account as a result of the
              Pre-Funded Amount not being reduced to zero on the Distribution
              Date on or immediately preceding the end of the Funding Period or the Pre-Funded Amount being reduced to $100,000 or less on any
              Distribution Date                                                                                        $0.00

           Class A-1 Prepayment Amount (equal to the Class A-1 Noteholders'
              pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount
              as of the Distribution Date)                                                                             $0.00

           Class A-2 Prepayment Amount (equal to the Class A-2 Noteholders'
              pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount
              as of the Distribution Date)                                                                             $0.00

           Class A-3 Prepayment Amount (equal to the Class A-3 Noteholders'
              pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount
              as of the Distribution Date)                                                                             $0.00

           Class A-4 Prepayment Amount (equal to the Class A-4 Noteholders'
              pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount
              as of the Distribution Date)                                                                             $0.00

           Class A-5 Prepayment Amount (equal to the Class A-5 Noteholders'
              pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount
              as of the Distribution Date)                                                                             $0.00


           C.  Prepayment Premiums:

           Class A-1 Prepayment Premium                                                                                $0.00
           Class A-2 Prepayment Premium                                                                                $0.00
           Class A-3 Prepayment Premium                                                                                $0.00
           Class A-4 Prepayment Premium                                                                                $0.00
           Class A-5 Prepayment Premium                                                                                $0.00


                                 Page 7 (1998-A)

    X.     Reserve Account

           Requisite Reserve Amount:

           Portion of Requisite Reserve Amount calculated with respect to Class A-1 Notes,
              Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class A-5 Notes,

                      Product of (x) 5.85% (weighted average interest of Class A-1 Interest Rate, Class A-2
                      Interest Rate, Class A-3 Interest Rate, Class A-4 Interest Rate, Class A-5 Interest
                      Rate (based on outstanding Class A-1, A-2, A-3, A-4, and A-5 principal balance)
                      divided by 360, (y) $0.00 (the Pre-Funded Amount on such Distribution Date) and (z)
                      15 (the number of days until the May 1998 Distribution Date))                                    $0.00

                      Less the product of (x) 2.5% divided by 360, (y) $0.00 (the Pre-Funded Amount on such
                      Distribution Date) and (z) 15 (the number of days until the May 1998 Distribution
                      Date)                                                                                            $0.00
                                                                                                             ----------------


           Requisite Reserve Amount                                                                                    $0.00
                                                                                                             ================

           Amount on deposit in the Reserve Account (other than the Class A-1
              Holdback Subaccount) as of the preceding Distribution Date or, in the case of the first
              Distribution Date, as of the Closing Date                                                                $0.00

           Plus the excess, if any, of the Requisite Reserve Amount over amount on deposit in the Reserve Account (other than the Class A-1
              Holdback Subaccount) (which excess is to be deposited by the
              Indenture Trustee in the Reserve Account from amounts withdrawn from the Pre-Funding Account in respect of transfers of Subsequent
              Receivables)                                                                                             $0.00

           Less: the excess, if any, of the amount on deposit in the Reserve
              Account (other than the Class A-1 Holdback Subaccount) over the
              Requisite Reserve Amount (and amount withdrawn from the Reserve
              Account to cover the excess, if any, of total amounts payable over Available Funds, which excess is to be transferred by the Indenture Trustee from amounts withdrawn from the Pre-Funding
              Account in respect of transfers of Subsequent Receivables) $0.00

           Less: withdrawals from the Reserve Account (other than the Class
              A-1 Holdback Subaccount) to cover the excess, if any, of total
              amount payable over Available Funds (see IV above)                                                       $0.00
                                                                                                             ----------------

           Amount remaining on deposit in the Reserve Account (other than the
              Class A-1 Holdback Subaccount) after the Distribution Date                                               $0.00
                                                                                                             ================

   XI.     Class A-1 Holdback Subaccount:

           Class A-1 Holdback Amount:

           Class A-1 Holdback Amount as of preceding Distribution Date or the
              Closing Date, as applicable,                                                                             $0.00

           Plus deposit to the Class A-1 Holdback Subaccount (equal to 2.5% of the amount, if any, by which $0 (the Target Original Pool Balance set forth in the Sale and Servicing Agreement) is greater than $0
              (the Original Pool Balance after giving effect to the transfer of
              Subsequent Receivables on the Distribution Date or on a Subsequent
              Transfer Date preceding the Distribution Date))                                                              0

           Less withdrawal, if any, of amount from the Class A-1 Holdback
              Subaccount to cover a Class A-1 Maturity Shortfall (see IV above)                                        $0.00

           Less withdrawal, if any, of amount remaining in the Class A-1
              Holdback Subaccount on the Class A-1 Final Scheduled Maturity Date
              after giving effect to any payment out of the Class A-1 Holdback
              Subaccount to cover a Class A-1 Maturity Shortfall (amount of
              withdrawal to be released by the Indenture Trustee)                                                      $0.00
                                                                                                             ----------------

           Class A-1 Holdback Subaccount immediately following the Distribution Date                                   $0.00
                                                                                                             ================


                                 Page 8 (1998-A)

   XII.    Calculation of Servicing Fees

           Aggregate Principal Balance as of the first day of the
             Monthly Period                                           $380,102,889.84
           Multiplied by Basic Servicing Fee Rate                                1.25%
           Multiplied by months per year                                   0.08333333
                                                                     -----------------

           Basic Servicing Fee                                                                $395,940.51

           Less: Backup Servicer Fees                                                               $0.00

           Supplemental Servicing Fees                                                              $0.00
                                                                                          ----------------

           Total of Basic Servicing Fees and Supplemental Servicing Fees                                         $395,940.51
                                                                                                             ================

  XIII.    Information for Preparation of Statements to Noteholders

               a.     Aggregate principal balance of the Notes as of first day of Monthly Period
                                         Class A-1 Notes                                                               $0.00
                                         Class A-2 Notes                                                      $85,947,889.84
                                         Class A-3 Notes                                                     $141,350,000.00
                                         Class A-4 Notes                                                     $100,305,000.00
                                         Class A-5 Notes                                                      $52,500,000.00

               b.     Amount distributed to Noteholders allocable to principal
                                         Class A-1 Notes                                                               $0.00
                                         Class A-2 Notes                                                      $12,611,891.63
                                         Class A-3 Notes                                                               $0.00
                                         Class A-4 Notes                                                               $0.00
                                         Class A-5 Notes                                                               $0.00

               c.     Aggregate principal balance of the Notes (after giving effect to distributions on the Distribution Date)
                                         Class A-1 Notes                                                               $0.00
                                         Class A-2 Notes                                                      $73,335,998.21
                                         Class A-3 Notes                                                     $141,350,000.00
                                         Class A-4 Notes                                                     $100,305,000.00
                                         Class A-5 Notes                                                      $52,500,000.00

               d.     Interest distributed to Noteholders
                                         Class A-1 Notes                                                               $0.00
                                         Class A-2 Notes                                                         $438,296.04
                                         Class A-3 Notes                                                         $694,970.83
                                         Class A-4 Notes                                                         $501,525.00
                                         Class A-5 Notes                                                         $265,125.00

               e.     1.  Class A-1 Interest Carryover Shortfall, if any (and change in amount
                          from preceding statement                                                                     $0.00
                      2.  Class A-2 Interest Carryover Shortfall, if any (and change in amount
                          from preceding statement                                                                     $0.00
                      3.  Class A-3 Interest Carryover Shortfall, if any (and change in amount
                          from preceding statement                                                                     $0.00
                      4.  Class A-4 Interest Carryover Shortfall, if any (and change in amount
                          from preceding statement                                                                     $0.00
                      5.  Class A-5 Interest Carryover Shortfall, if any (and change in amount
                          from preceding statement                                                                     $0.00

               f.     Amount distributed payable out of amounts withdrawn from or pursuant to:
                      1.  Reserve Account                                                                              $0.00
                      2.  Class A-1 Holdback Subaccount                                                                $0.00
                      3.  Claim on the Note Policy                                                                     $0.00

               g.     Remaining Pre-Funded Amount                                                                      $0.00

               h.     Remaining Reserve Amount                                                                         $0.00

               i.     Amount on deposit on Class A-1 Holdback Subaccount                                               $0.00

               j.     Prepayment amounts
                                         Class A-1 Prepayment Amount                                                   $0.00
                                         Class A-2 Prepayment Amount                                                   $0.00
                                         Class A-3 Prepayment Amount                                                   $0.00
                                         Class A-4 Prepayment Amount                                                   $0.00
                                         Class A-5 Prepayment Amount                                                   $0.00

               k.      Prepayment Premiums
                                         Class A-1 Prepayment Premium                                                  $0.00
                                         Class A-2 Prepayment Premium                                                  $0.00
                                         Class A-3 Prepayment Premium                                                  $0.00
                                         Class A-4 Prepayment Premium                                                  $0.00
                                         Class A-5 Prepayment Premium                                                  $0.00

               l.     Total of Basic Servicing Fee, Supplemental Servicing
                         Fees and other fees, if any, paid by the Trustee
                         on behalf of the Trust                                                                  $395,940.51

               m.     Note Pool Factors (after giving effect to distributions on the
                         Distribution Date)
                                         Class A-1 Notes                                                          0.00000000
                                         Class A-2 Notes                                                          0.41859641
                                         Class A-3 Notes                                                          1.00000000
                                         Class A-4 Notes                                                          1.00000000
                                         Class A-5 Notes                                                          1.00000000


                                 Page 9 (1998-A)

   XVI.    Pool Balance and Aggregate Principal Balance

                      Original Pool Balance at beginning of Monthly Period                                   $524,999,989.63
                      Subsequent Receivables                                                                               -
                                                                                                             ----------------
                      Original Pool Balance at end of Monthly Period                                         $524,999,989.63
                                                                                                             ================

                      Aggregate Principal Balance as of preceding Accounting Date                            $380,102,889.84
                      Aggregate Principal Balance as of current Accounting Date                              $367,490,998.21

           Monthly Period Liquidated Receivables                                     Monthly Period Adminsitrative Receivables

                                  Loan #                  Amount                              Loan #              Amount
                                  ------                  ------                              ------              ------
                   see attached listing                 2,746,099.98            see attached listing                   -
                                                               $0.00                                               $0.00
                                                               $0.00                                               $0.00
                                                      --------------                                              -------
                                                       $2,746,099.98                                               $0.00
                                                      ===============                                             =======

  XVIII.   Delinquency Ratio

           Sumof Principal Balances (as of the Accounting Date) of all
              Receivables delinquent more than 30 days with respect to all or
              any portion of a Scheduled Payment as of the Accounting Date                  17,703,830.20

           Aggregate Principal Balance as of the Accounting Date                          $367,490,998.21
                                                                                          ----------------

           Delinquency Ratio                                                                                     4.81748676%
                                                                                                                 ===========


         IN WITNESS WHEREOF, I, Scott R. Fjellman, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                                       ARCADIA  FINANCIAL  LTD.

                                       By:
                                           -----------------------------------
                                       Name:  Scott R. Fjellman
                                            ----------------------------------
                                       Title:  Vice President / Securitization
                                             ---------------------------------

                                Page 10 (1998-A)

                  ARCADIA AUTOMOBILE RECEIVABLES TRUST 1998 - A

                             PERFORMANCE INFORMATION

                  FOR THE MONTHLY PERIOD ENDING APRIL 30, 1999


    I.     ORIGINAL PRINCIPAL BALANCE OF THE SECURITIZATION                $525,000,000

                      AGE OF POOL (IN MONTHS)                                        14

   II.     Delinquency Ratio

           Sum of Principal Balances (as of the Accounting Date) of all
              Receivables delinquent more than 30 days with respect to all or
              any portion of a Scheduled Payment as of the Accounting Date                $17,703,830.20

           Aggregate Principal Balance as of the Accounting Date                         $367,490,998.21
                                                                                         ----------------

           Delinquency Ratio                                                                                     4.81748676%
                                                                                                             ================


   III.    Average Delinquency Ratio

           Delinquency ratio - current Determination Date                                     4.81748676%

           Delinquency ratio - preceding Determination Date                                   4.59820928%

           Delinquency ratio - second preceding Determination Date                            5.05853029%
                                                                                         ----------------


           Average Delinquency Ratio                                                                              4.82474211%
                                                                                                             ================


   IV.     Default Rate

           Cumulative balance of defaults as of the preceding Accounting Date                                 $27,082,200.65

                 Add:    Sum of Principal Balances (as of the Accounting Date)
                              of Receivables that became Liquidated Receivables
                              during the Monthly Period or that became Purchased
                              Receivables during Monthly Period (if delinquent more
                              than 30 days with respect to any portion of a Scheduled
                              Payment at time of purchase)                                                     $2,746,099.98
                                                                                                             ----------------

           Cumulative balance of defaults as of the current Accounting Date                                   $29,828,300.63

                         Sum of Principal Balances (as of the Accounting Date)
                              of 90+ day delinquencies                                      4,421,936.11

                         Percentage of 90+ day delinquencies applied to defaults                  100.00%      $4,421,936.11
                                                                                          ----------------   ----------------

           Cumulative balance of defaults and 90+ day delinquencies as of the
           current Accounting Date                                                                            $34,250,236.74
                                                                                                             ================


    V.     Cumulative Default Rate as a % of Original Principal Balance
           (plus 90+ day delinquencies)

           Cumulative Default Rate - current Determination Date                                6.5238546%

           Cumulative Default Rate - preceding Determination Date                              6.0176610%

           Cumulative Default Rate - second preceding Determination Date                       5.5846380%


                                 Page 1 (1998-A)

   VI.     Net Loss Rate

           Cumulative net losses as of the preceding Accounting Date                                          $12,424,221.60

           Add:       Aggregate of Principal Balances as of the Accounting Date
                         (plus accrued and unpaid interest thereon to the end of the
                         Monthly Period) of all Receivables that became Liquidated
                         Receivables or that became Purchased Receivables
                         and that were delinquent more than 30 days with
                         respect to any portion of a Scheduled Payment as of the
                         Accounting Date                                                    $2,746,099.98
                                                                                          ----------------

                      Liquidation Proceeds received by the Trust                           ($1,563,336.48)     $1,182,763.50
                                                                                          ----------------   ----------------

           Cumulative net losses as of the current Accounting Date                                            $13,606,985.10

                      Sum of Principal Balances (as of the Accounting Date)
                         of 90+ day delinquencies                                           $4,421,936.11

                                        Percentage of 90+ day delinquencies
                                             applied to losses                                      40.00%     $1,768,774.44
                                                                                          ----------------   ----------------

           Cumulative net losses and 90+ day delinquencies as of the current
           Accounting Date                                                                                    $15,375,759.54
                                                                                                             ================


   VII. Cumulative Net Loss Rate as a % of Original Principal Balance (plus 90+ day delinquencies)

           Cumulative Net Loss Rate - current Determination Date                                                   2.9287161%

           Cumulative Net Loss Rate - preceding Determination Date                                                 2.7101770%

           Cumulative Net Loss Rate - second preceding Determination Date                                          2.5131790%

  VIII.    Classic/Premier Loan Detail

                                                             Classic               Premier                       Total
                                                             -------               -------                       -----

Aggregate Loan Balance, Beginning                         271,933,681.35        $108,169,208.49              $380,102,889.84
  Subsequent deliveries of Receivables                   $          0.00                   0.00                         0.00
  Prepayments                                              (2,863,923.81)         (1,597,885.63)               (4,461,809.44)
  Normal loan payments                                     (3,598,705.56)         (1,805,276.65)               (5,403,982.21)
  Liquidated Receivables                                   (1,989,180.60)           (756,919.38)               (2,746,099.98)
  Administrative and Warranty Receivables                           0.00                   0.00                         0.00
                                                         ----------------       ----------------             ----------------
Aggregate Loan Balance, Ending                           $263,481,871.38        $104,009,126.83              $367,490,998.21
                                                         ================       ================             ================

Delinquencies                                            $ 14,359,483.97           3,344,346.23              $ 17,703,830.20
Recoveries                                               $  1,120,234.59        $    443,101.89              $  1,563,336.48
Net Losses                                                    868,946.01             313,817.49              $  1,182,763.50


  VIII.    Other Information Provided to FSA

               A.     Credit Enhancement Fee information:

                      Aggregate Principal Balance as of the Accounting Date               $367,490,998.21
                      Multiplied by:  Credit Enhancement Fee  (27 bp's) * (30/360)                 0.0225%
                                                                                          ----------------
                         Amount due for current period                                                            $82,685.47
                                                                                                             ================


               B.     Dollar amount of loans that prepaid during the Monthly Period                            $4,461,809.44
                                                                                                             ================

                      Percentage of loans that prepaid during the Monthly Period                                  1.21412755%
                                                                                                             ================


                                 Page 2 (1998-A)

   IX.     Spread Account Information                                                            $                  %

           Beginning Balance                                                               $14,107,202.29        3.83878853%

           Deposit to the Spread Account                                                    $1,669,957.11        0.45442123%
           Spread Account Additional Deposit                                                        $0.00        0.00000000%
           Withdrawal from the Spread Account                                                 ($46,032.76)      -0.01252623%
           Disbursements of Excess                                                         ($2,570,707.27)      -0.69952932%
           Interest earnings on Spread Account                                                 $63,950.51        0.01740193%
                                                                                          ----------------   ----------------

           Sub-Total                                                                       $13,224,369.87        3.59855614%
           Spread Account Recourse Reduction Amount                                        $12,500,000.00        3.40144386%
                                                                                          ----------------   ----------------
           Ending Balance                                                                  $25,724,369.87        7.00000000%
                                                                                          ================   ================


           Specified Balance pursuant to Section 3.03 of the
                Spread Account Agreement among Olympic Financial Ltd.,
                Arcadia Receivables Finance Corp., Financial Security
                Assurance Inc. and Norwest Bank Minnesota, National Association            $25,724,369.87        7.00000000%
                                                                                          ================   ================

    X.     Trigger Events

           Cumulative Loss and Default Triggers as of March 1, 1998


                                   Loss                  Default           Loss Event      Default Event
             Month             Performance             Performance         of Default       of Default
           -----------------------------------------------------------------------------------------------
                3                 0.88%                    2.11%              1.11%            2.66%
                6                 1.76%                    4.21%              2.22%            5.32%
                9                 2.55%                    6.10%              3.21%            7.71%
               12                 3.26%                    7.79%              4.10%            9.84%
               15                 4.20%                   10.03%              5.28%           12.68%
               18                 5.05%                   12.07%              6.35%           15.25%
               21                 5.80%                   13.85%              7.29%           17.50%
               24                 6.44%                   15.40%              8.11%           19.45%
               27                 6.78%                   16.21%              8.53%           20.47%
               30                 7.05%                   16.86%              8.87%           21.29%
               33                 7.29%                   17.43%              9.17%           22.01%
               36                 7.50%                   17.92%              9.43%           22.63%
               39                 7.60%                   18.15%              9.55%           22.93%
               42                 7.67%                   18.34%              9.65%           23.16%
               45                 7.74%                   18.49%              9.73%           23.36%
               48                 7.79%                   18.62%              9.80%           23.52%
               51                 7.84%                   18.73%              9.86%           23.65%
               54                 7.87%                   18.81%              9.90%           23.76%
               57                 7.90%                   18.88%              9.94%           23.84%
               60                 7.92%                   18.93%              9.96%           23.91%
               63                 7.93%                   18.96%              9.98%           23.95%
               66                 7.94%                   18.98%              9.99%           23.98%
               69                 7.95%                   18.99%             10.00%           23.99%
               72                 7.95%                   19.00%             10.00%           24.00%
           -----------------------------------------------------------------------------------------------


           Average Delinquency Ratio equal to or greater than 8.07%                       Yes________        No___X_____

           Cumulative Default Rate (see above table)                                      Yes________        No___X_____

           Cumulative Net Loss Rate (see above table)                                     Yes________        No___X_____

           Trigger Event that occurred as of a prior Determination Date
              is Deemed Cured as of current Determination Date                            Yes________        No___X_____

   XI.     Insurance Agreement Events of Default

           To the knowledge of the Servicer, an Insurance Agreement
              Event of Default has occurred                                               Yes________        No___X_____

           To the knowledge of the Servicer, a Capture Event has occurred
              and be continuing                                                           Yes________        No___X_____

           To the knowledge of the Servicer, a prior Capture Event has been cured by
              a permanent waiver                                                          Yes________        No___X_____

         IN WITNESS WHEREOF, I, Scott R. Fjellman, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                                       ARCADIA  FINANCIAL  LTD.

                                       By:
                                           -------------------------------
                                       Name:  Scott R. Fjellman
                                            ------------------------------
                                       Title:  Vice President / Securitization
                                            ----------------------------------


                                 Page 3 (1998-A)